                                                                  EXHIBIT 10.4.2

                               AMENDMENT NO. 2
                                      TO
                          RESTATED MASTER AGREEMENT


      This Amendment No. 2 to Restated Master Agreement ("Amendment No. 2") is made and entered into this --- day of _______, 1998 by and among Orbital Sciences Corporation ("Orbital"), Orbital Communications Corporation ("ORBCOMM"), Teleglobe Inc. ("Teleglobe") and Teleglobe Mobile Partners ("Teleglobe Mobile").

                                 W I T N E S S E T H

      WHEREAS, Orbital, ORBCOMM, Teleglobe and Teleglobe Mobile previously entered into a Restated Master Agreement dated as of September 12, 1995 (the "Restated Master Agreement"), as amended by Amendment No. 1 to the Restated Master Agreement dated February 5, 1997; and

      WHEREAS, Orbital, ORBCOMM, Teleglobe and Teleglobe Mobile desire to further amend and modify the Restated Master Agreement.

      NOW, THEREFORE, the parties agree as follows:


      SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Restated Master Agreement.

      SECTION 2. Section 4.1(d) of the Restated Master Agreement is hereby amended to replace the number "900,000" appearing therein with the number "1,100,000."

      SECTION 3. Section 10.2 of the Restated Master Agreement is hereby deleted in its entirety and replaced with the following:

            "10.2 Transfer of FCC Licenses for the ORBCOMM System. Subject to the receipt of all necessary governmental approvals, including all approvals required under the rules and regulations of the FCC, on the Change of Control of Orbital, Orbital agrees to cause ORBCOMM to transfer to ORBCOMM Global at no additional cost any and all FCC licenses then held by ORBCOMM relating to the construction, launch or operation of the ORBCOMM System."

      IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Restated Master Agreement as of the day and year first above written.


                                    ORBITAL SCIENCES CORPORATION


                                    By:
                                       ------------------------------------
                                       Name:  Jeffrey V. Pirone
                                       Title: Executive Vice President and
                                              Chief Financial Officer



                                    ORBITAL COMMUNICATIONS CORPORATION


                                    By:
                                       --------------------------------
                                       Name:  Scott L. Webster
                                       Title: President



                                    TELEGLOBE INC.


                                    By:
                                       ------------------------------------
                                       Name:  Claude Seguin
                                       Title: Executive Vice President,
                                              Finance and Chief Financial
                                              Officer



                                    TELEGLOBE MOBILE PARTNERS

                                    By:  Teleglobe Mobile Investment Inc.,
                                         its Managing Partner


                                          By:
                                             ------------------------------
                                             Name:  Claude Seguin
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer




                                        2